                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 1997
                                                          -------------

                        THE MONARCH MACHINE TOOL COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           OHIO                        1-1997                  34-4307810
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification
                                                                 Number)


615 North Oak Street, Sidney, Ohio                                     45365
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (937) 492-4111
                                                   --------------


--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets
-------   ------------------------------------

The Monarch Machine Tool Company (the "Company") completed on July 31, 1997 the sale of the business and certain operating assets of its Lathe Division, located in Sidney, Ohio. The assets sold included machinery and equipment and inventory of the Lathe Division and all intellectual property rights related to the manufacture of products of the Lathe Division (the "Assets"). The Lathe Division was primarily engaged in the design, manufacture and sale of computer numerically controlled and manual turning machines or lathes and replacement parts for such lathes (the "Business").

The Business and Assets were purchased by Monarch Lathes, L.P., an Ohio limited partnership ("MLLP"), with Lucas Precision, Inc., an Ohio corporation, as its sole general partner. The Business and Assets were purchased pursuant to an Asset Purchase Agreement dated July 16, 1997, between the Company and MLLP. The real property located in Sidney, Ohio, used by the Lathe Division of the Company, was leased to MLLP for a five-year term pursuant to a Lease dated July 31, 1997, between the Company and MLLP. Rentals and other payments under the Lease cover the Company's depreciation and other operating costs associated with the Sidney property. A copy of the Asset Purchase Agreement and the Lease are Exhibits 2.1 and 2.2, respectively, to this Report.

There is no material relationship between MLLP or Lucas Precision, Inc. and the Company or any affiliate, director or officer of the Company or any associate of any director or officer of the Company.

For the Lathes Division business, the Company was paid an aggregate of $7,416,529 in cash, and MLLP assumed specified liabilities of the business. Also, the Company will be paid an additional $1,800,000 over a five year period. The purchase price reflects approximately the book value of the Assets sold and is subject to adjustment based on agreed Inventory Valuation/Verification Procedures, as more fully set forth in Section 2.4 of the Asset Purchase Agreement. The Company retained the accounts receivables of the Lathe Division, which totaled approximately $5,000,000.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

         (a)      Inapplicable.

         (b)      Pro forma financial information

                  (1) Pro forma condensed consolidated balance sheet of the Company and Subsidiaries as of June 30, 1997.

                  (2) Pro forma condensed statements of consolidated operations of the Company and Subsidiaries for the six-month period ended June 30, 1997 and the fiscal year ended December 31, 1996.

         (c)      Exhibits.  The following exhibits are filed with this report:

                  2.1 Asset Purchase Agreement, dated July 16, 1997, between The Monarch Machine Tool Company and Monarch Lathes, L.P.

                  2.2 Lease, dated July 31, 1997, between The Monarch Machine Tool Company and Monarch Lathes, L.P.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                       THE MONARCH MACHINE TOOL COMPANY

                                       By /s/ Robert B. Riethman
                                         -----------------------
                                         Treasurer and Chief Financial Officer

Dated: August 13, 1997

                THE MONARCH MACHINE TOOL COMPANY AND SUBSIDIARIES

                         PRO FORMA FINANCIAL STATEMENTS
                         ------------------------------
                                   (Unaudited)

         The following unaudited Pro Forma Financial Statements have been prepared from the historical statements of The Monarch Machine Tool Company and Subsidiaries (the "Company"). As more fully set forth in Item 2 of this Report on Form 8-K, the Company sold its Lathe Division on July 31, 1997.

         The pro forma adjustments give effect to the disposition of the Company's Lathe Division in the pro forma condensed consolidated balance sheet as if the disposition had occurred on June 30, 1997 and in the pro forma condensed statements of consolidated operations as if the disposition of the Lathe Division had occurred at the beginning of the periods presented.

         The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the disposition transactions had been consummated on the dates indicated. In addition, the pro forma financial information does not purport to be indicative of results of operations or financial positions which may be obtained in the future.

         The pro forma financial information has been prepared by the Company and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth in the notes to pro forma statements.

         The pro forma financial statements should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto contained in its Annual Report on Form 10-K for the year ended December 31, 1996 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

                    THE MONARCH TOOL COMPANY AND SUBSIDIARIES
                       PRO FORMA CONDENSED BALANCE SHEETS
                               AS OF JUNE 30, 1997
                                   (Unaudited)



                                                             Adj. for Sale
                                                               of Sidney          As
ASSETS                                         As Reported    Division (1)    Adjusted
                                               -----------    ------------    -----------

Cash                                             $  5,608       $  7,167       $ 12,775
Accounts receivable
     Customers                                     25,202              0         25,202
     Earned and unbilled on partially
         completed contracts                        9,245              0          9,245
Inventories                                        18,421         (8,418)        10,003
Other current assets                                5,965              0          5,965
                                               -----------    ------------    -----------

     Current assets                                64,441         (1,251)        63,190

Property, plant & equipment - net                  14,927         (1,563)        13,364
Prepaid pension costs                              14,233            432         14,665
Note receivable                                         0          1,650          1,650
Other assets                                          726              0            726
                                               -----------    ------------    -----------

                                                 $ 94,327       $   (732)      $ 93,595
                                               ===========    ============    ===========


LIABILITIES
Short term borrowings                                  90              0             90
Accounts payable                                    7,353           (549)         6,804
Accrued liabilities                                12,572            800         13,372
Advance payments on contracts                       9,553           (215)         9,338
Accrued taxes                                       1,970              0          1,970
                                               -----------    ------------    -----------

     Current liabilities                           31,538             36         31,574

Long-term borrowings                               13,135              0         13,135
Deferred U.S. income taxes                          2,401           (260)         2,141
Other accrued liabilities                             920              0            920
                                               -----------    ------------    -----------

                                                   47,994           (224)        47,770
                                               -----------    ------------    -----------

SHAREHOLDERS' EQUITY
Preferred stock                                        14              0             14
Common stock                                        5,698              0          5,698
Retained earnings                                  40,791           (508)        40,283
Unearned compensation restricted stock                (73)             0            (73)
Translation adjustment                                (97)             0            (97)
                                               -----------    ------------    -----------
                                                   46,333           (508)        45,825
                                               -----------    ------------    -----------
                                                 $ 94,327       $   (732)      $ 93,595
                                               ===========    ============    ===========


(1)      Adjustments have been made to reflect the sale of inventory and fixed assets for cash and deferred payments and the assumption of related liabilities by the purchaser of the Sidney division as of June 30, 1997. The Company has estimated that the pre-tax loss on the sale of the Sidney division will be approximately $768 subject to the potential purchase price adjustment as a result of inventory verification procedures.


                                    THE MONARCH MACHINE TOOL COMPANY AND SUBSIDIARIES
                                PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                                          For the year ended December 31, 1996
                                                       (Unaudited)
                                   (In thousands of dollars, except per share amounts)

                                                                           Adj. for
                                                As           Sale of      Continuing      Other            As
                                             Reported    Sidney Division  Operations   Adjustments (1)  Adjusted
                                             --------    ---------------  ----------   ---------------  --------

Net sales                                   $ 115,528      $  23,848      $  91,680      $       0      $  91,680

Cost of sales                                 110,076         30,723         79,353              0         79,353
                                            ---------      ---------      ---------      ---------      ---------

Gross profit (loss)                             5,452         (6,875)        12,327              0         12,327

Selling and administrative expenses            16,672          2,694         13,978              0         13,978

Other expense (income)                         (4,729)           (45)        (4,684)             0         (4,684)

Interest expense                                1,400              0          1,400           (462)           938
                                            ---------      ---------      ---------      ---------      ---------
Income before income taxes                     (7,891)        (9,524)         1,633            462          2,095

Income taxes (2)                               (2,393)        (2,888)           495            140            635
                                            ---------      ---------      ---------      ---------      ---------
Net income (loss)                           $  (5,498)     $  (6,636)     $   1,138      $     322      $   1,460
                                            =========      =========      =========      =========      =========

Net income (loss) per common share          $   (1.47)                    $    0.30                     $    0.39

Average common shares                           3,745                         3,745                         3,745
  outstanding


(1)      This statement assumes that the inventory and fixed assets of the Sidney division are sold for $7,167 cash and a $1,800 non-interest bearing deferred payment and the related liabilities are assumed by the purchaser at the beginning of the period presented. No gain or loss from the sale is included in this statement, but the Company estimates the pre-tax loss on the sale to be approximately $768 subject to the potential purchase price adjustment as a result of inventory verification procedures. The cash proceeds are assumed to have been used to pay down existing borrowings and this adjustment has been reflected as a decrease to interest expense. The weighted average rate used was 6.45%


(2)      Income taxes have been provided using the effective income tax rate for the year of 30%.



                                    THE MONARCH MACHINE TOOL COMPANY AND SUBSIDIARIES
                                PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                                         For the six months ended June 30, 1997
                                                       (Unaudited)
                                   (In thousands of dollars, except per share amounts)

                                                                   Adj. for
                                                         As         Sale of     Continuing     Other          As
                                                      Reported  Sidney Division Operations  Adjustments(1) Adjusted
                                                      --------  --------------- ----------  -------------- --------

Net sales                                             $ 55,544     $  8,835     $ 46,709     $      0     $ 46,709

Cost of sales                                           47,053        7,047       40,006            0       40,006
                                                      --------     --------     --------     --------     --------

Gross profit (loss)                                      8,491        1,788        6,703            0        6,703

Selling and administrative expenses                      7,774        1,458        6,316            0        6,316

Other expense (income)                                    (518)        (346)        (172)           0         (172)

Interest expense                                           704            0          704         (244)         460
                                                      --------     --------     --------     --------     --------
Income before income taxes                                 531          676         (145)         244           99

Income taxes (2)                                            70           89          (19)          32           13
                                                      --------     --------     --------     --------     --------
Net income (loss)                                     $    461     $    587     $   (126)    $    212     $     86
                                                      ========     ========     ========     ========     ========


Net income (loss) per common share                    $   0.12                  $  (0.03)                 $   0.02

Average common shares                                    3,762                     3,762                     3,762
   outstanding

(1)      This statement assumes that the inventory and fixed assets of the Sidney division are sold for $7,167 cash and a $1,800 non-interest bearing deferred payment and the related liabilities are assumed by the purchaser at the beginning of the period presented. No gain or loss from the sale is included in this statement, but the Company estimates the pre-tax loss on the sale to be approximately $768 subject to the potential purchase price adjustment as a result of inventory verification procedures. The cash proceeds are assumed to have been used to pay down existing borrowings and this adjustment has been reflected as a decrease to interest expense. The weighted average rate used was 6.31%

(2)      Income taxes have been provided using the effective income tax rate for the year of 13%.
